UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                   March 9, 2006
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                    THE CHILDREN'S PLACE RETAIL STORES, INC.

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             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-23071                31-1241495
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(State or other jurisdiction            (Commission          (IRS Employer ID
of incorporation)                       File Number)               Number)


915 Secaucus Road, Secaucus, New Jersey                               07094
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(Address of principal executive offices)                            (Zip Code)


Registrant's Telephone Number, including area code:             (201) 558-2400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition

     On March 9, 2006, The Children's Place Retail Stores, Inc. (the "Company") issued a press release announcing certain financial information for the fourth quarter and fiscal year ended January 28, 2006. A copy of the Company's press release is included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

           (a)     Financial Statements of Business Acquired: Not applicable

           (b)     Pro Forma Financial Information: Not applicable

           (c)     Exhibits:

                      99.1     Press Release dated March 9, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE CHILDREN'S PLACE RETAIL
                                         STORES, INC.

                                         By: /s/ Hiten Patel
                                             -----------------------------------
                                         Name:   Hiten Patel
                                         Title:  Senior Vice President and Chief
                                         Financial Officer

Dated: March 9, 2006

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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               dated March 9, 2006
                    The Children's Place Retail Stores, Inc.

99.1     Press Release dated March 9, 2006.